UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2015

Stemline Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Eleventh Floor

New York, New York 10022

(Address of Principal Executive Offices)

(646) 502-2311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01 Other Events.

On December 7, 2015, Stemline Therapeutics, Inc. announced the presentation of clinical data, including high response rates, from the lead-in and ongoing expansion stage of its SL-401 pivotal trial in blastic plasmacytoid dendritic cell neoplasm (BPDCN) at the 2015 American Society of Hematology (ASH) Annual Meeting.

A copy of the press release is being furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release issued by Stemline Therapeutics, Inc., dated December 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stemline Therapeutics, Inc.
(Registrant)

By	/s/ Kenneth Hoberman
Kenneth Hoberman
Chief Operating Officer

Date:  December 10, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Stemline Therapeutics, Inc., dated December 7, 2015.